CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" and "Annual Report" in the Statement of Additional Information, both included in Post-Effective Amendment Number 9 to the Registration Statement (Form N-1A, No. 333-59877) of Dean Family of Funds and to the use of our report dated May 20, 2002, incorporated by reference therein.



                                                              _______/s/________

                                                              ERNST & YOUNG LLP


Cincinnati, Ohio
July 24, 2002